UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2025

EBR SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56671	51-1164669
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Oakmead Parkway Sunnyvale, CA 94085
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (408) 720-1906

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders

The information set forth under Item 5.03 of this Current Report on Form 8-K (this “Report”) below is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As described under Item 5.07 of this Report below, EBR Systems, Inc. (the “Company”) held its 2025 annual meeting of stockholders on May 21, 2025 U.S. Pacific time (the “Annual Meeting”). At the Annual Meeting, upon the recommendation of the Company’s board of directors (the “Board”), the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), to limit the liability of officers of the Company to the maximum extent permitted by law pursuant to Section 102(b)(7) of the Delaware General Corporation Law. Following the Annual Meeting, on May 22, 2025, the Company filed the Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of the State of Delaware.

The preceding description of the amendment to the Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment, which is attached hereto as Exhibit 3.1, and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 21, 2025 (U.S. Pacific time), the Company held its Annual Meeting virtually via live webcast. At the Annual Meeting, the Company’s stockholders voted on the eleven proposals set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 11, 2025 (the “Proxy Statement”).

Proposal 1 – Election of Directors. The Company’s stockholders elected the following Class I director nominees to hold office until the Company’s 2028 Annual Meeting of Stockholders. The results of the vote were:

Nominee	For	Withhold	Broker Non-Vote
Allan Will	203,991,698	29,000	0
Trevor Moody	203,753,576	267,122	0

Proposal 2 – Ratification of Security Issuances. The Company’s stockholders ratified the issuance of 45,568,852 CHESS Depositary Interests (“CDIs”) (equivalent to 45,568,852 shares of common stock) at an issue price of A$0.82 per CDI, pursuant to and for the purposes of Australian Securities Exchange (“ASX”) Listing Rule 7.4, as disclosed in the Proxy Statement. The results of the vote were:

For	Against	Abstain	Broker Non-Vote	Uncast *
177,908,455	389,927	384,770	0	194,213,172

_____________________________

* Represents shares underlying votes that were not cast held by holders subject to a voting exclusion on the matter or that were disregarded, pursuant to ASX Listing Rule 14.11.1, as further described in the Proxy Statement.

Proposal 3 – Approval of Amendment to 2021 Equity Incentive Plan and Issuance of Securities under the 2021 Equity Incentive Plan. The Company’s stockholders approved an amendment to the 2021 Equity Incentive Plan (“Amended 2021 Plan”) to eliminate Section 9(c) thereof and the issue of securities under the Amended 2021 Plan for the purposes of Exception 13 of ASX Listing Rule 7.2, as disclosed in the Proxy Statement. The results of the vote were:

For	Against	Abstain	Broker Non-Vote	Uncast *
173,704,279	1,256,164	343,905	0	197,591,976

Proposal 4 – Approval of Grant of Options to John McCutcheon. The Company’s stockholders approved the grant of options to acquire shares of common stock, par value $0.0001 per share (“Common Stock”) of the Company equal in value to US$1,225,000 (at the time of the grant) under the Amended 2021 Plan to Mr. John McCutcheon, pursuant to and for the purposes of ASX Listing Rule 10.14, on the terms and conditions set out in the Proxy Statement. The results of the vote were:

For	Against	Abstain	Broker Non-Vote	Uncast *
174,056,565	858,414	389,369	0	197,591,976

Proposal 5 – Approval of Grant of Options to Allan Will. The Company’s stockholders approved the grant of options to acquire shares of Common Stock of the Company equal in value to US$137,500 (at the time of Board approval of the grant) under the Amended 2021 Plan to Mr. Allan Will, pursuant to and for the purposes of ASX Listing Rule 10.14, on the terms and conditions set out in the Proxy Statement. The results of the vote were:

For	Against	Abstain	Broker Non-Vote	Uncast *
173,621,565	1,293,414	389,369	0	197,591,976

Proposal 6 – Approval of Grant of Options to Karen Drexler. The Company’s stockholders approved the grant of options to acquire shares of Common Stock of the Company equal in value to US$112,500 (at the time of Board approval of the grant) under the Amended 2021 Plan to Ms. Karen Drexler, pursuant to and for the purposes of ASX Listing Rule 10.14, on the terms and conditions set out in the Proxy Statement. The results of the vote were:

For	Against	Abstain	Broker Non-Vote	Uncast *
173,440,749	1,422,730	420,869	0	197,591,976

Proposal 7 – Approval of Grant of Options to Trevor Moody. The Company’s stockholders approved the grant of options to acquire shares of Common Stock of the Company equal in value to US$112,500 (at the time of Board approval of the grant) under the Amended 2021 Plan to Mr. Trevor Moody, pursuant to and for the purposes of ASX Listing Rule 10.14, on the terms and conditions set out in the Proxy Statement. The results of the vote were:

For	Against	Abstain	Broker Non-Vote	Uncast *
173,468,299	1,420,180	420,869	0	197,586,976

Proposal 8 – Approval of Grant of Options to David Steinhaus. The Company’s stockholders approved the grant of options to acquire shares of Common Stock of the Company equal in value to US$112,500 (at the time of Board approval of the grant) under the Amended 2021 Plan to Dr. David Steinhaus, pursuant to and for the purposes of ASX Listing Rule 10.14, on the terms and conditions set out in the Proxy Statement. The results of the vote were:

For	Against	Abstain	Broker Non-Vote	Uncast *
173,440,749	1,422,730	440,869	0	197,591,976

Proposal 9 – Approval of Grant of Options to a Nominated Holding of Bronwyn Evans. The Company’s stockholders approved the grant of options to acquire shares of Common Stock of the Company equal in value to US$112,500 (at the time of Board approval of the grant) under the Amended 2021 Plan to the nominated holding of Dr. Bronwyn Evans, pursuant to and for the purposes of ASX Listing Rule 10.11, on the terms and conditions set out in the Proxy Statement. The results of the vote were:

For	Against	Abstain	Broker Non-Vote	Uncast *
202,177,099	1,420,490	423,109	0	168,875,626

Proposal 10 – Approval of Grant of Options to a Nominated Entity of Chris Nave. The Company’s stockholders approved the grant of options to acquire shares of Common Stock of the Company equal in value to US$112,500 (at the time of Board approval of the grant) under the Amended 2021 Plan to the nominated entity of Dr. Chris Nave, pursuant to and for the purposes of ASX Listing Rule 10.11, on the terms and conditions set out in the Proxy Statement. The results of the vote were:

For	Against	Abstain	Broker Non-Vote	Uncast *
181,253,973	1,433,730	409,869	0	189,798,752

Proposal 11 – Amendment of the Company’s Amended and Restated Certificate of Incorporation. The Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to limit the liability of officers of the Company to the maximum extent permitted by law pursuant to Section 102(b)(7) of the Delaware General Corporation Law. The results of the vote were:

For	Against	Abstain	Broker Non-Vote
203,016,798	47,150	956,750	0

No other matters were submitted for stockholder action at the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2025	EBR SYSTEMS, INC.

	By:	/s/ John McCutcheon
	Name:	John McCutcheon
	Title:	Chief Executive Officer